UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 10, 2006

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 10, 2006, MDU Resources Group, Inc. (the "Company") appointed Daniel B. Moylan as Chief Accounting Officer, effective immediately. Mr. Moylan, 44, has been with the Company since 1993 and served as Corporate Accounting Manager beginning in 1997, before being promoted to Assistant Vice President in 2003. A copy of the press release announcing Mr. Moylan’s appointment is filed as Exhibit 99 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99	Press Release issued January 10, 2006, announcing appointment of Daniel B. Moylan as Chief Accounting Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date January 10, 2006	By /s/ VERNON A. RAILE
Vernon A. Raile
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99	Description of Exhibit Press release issued January 10, 2006, announcing appointment of Daniel B. Moylan as Chief Accounting Officer.

Exhibit 99

MDU Resources Names Moylan Chief Accounting Officer

BISMARCK, N.D. - Jan. 10, 2006 - Dan Moylan, 44, was promoted to chief accounting officer for MDU Resources Group, Inc. (NYSE:MDU), effective today. Moylan previously held the position of assistant vice president - accounting and financial reporting. Moylan will provide leadership for the corporate accounting, financial planning and taxation functions. He will also provide direction to the operating companies to assist them in developing financial strategies and achieving financial goals.

“Dan will do an excellent job in this position,” said Martin A. White, chairman of the board and chief executive officer. “At MDU Resources, Dan has shown outstanding leadership in managing the accounting and financial reporting functions. His advancement to chief accounting officer is well deserved.”

Moylan has been with MDU Resources since 1993, when he started as an internal auditor. In 1994, he transferred to the corporate accounting department. He was promoted to corporate accounting manager in 1997 and to assistant vice president in 2003.

A native of Sebastopol, Calif., Moylan graduated with a bachelor’s degree in accounting from California State University in Chico. He is a certified public accountant. Before joining MDU Resources, Moylan worked for a major accounting firm in auditing and management consulting.

Moylan, his wife Janis and their three children reside in Bismarck.

MDU Resources Group, Inc., a member of the S&P MidCap 400 index, provides value-added natural resource products and related services that are essential to energy and transportation infrastructure. MDU Resources includes natural gas and oil production, construction materials and mining, domestic and international independent power production, electric and natural gas utilities, natural gas pipelines and energy services, and utility services. For more information about MDU Resources, see the company’s Web site at www.mdu.com or contact the investor relations department at investor@mduresources.com.

Contact:
Linda Donlin - Director - Communications and Public Relations
701-530-1700